Exhibit 10.1

THIRD AMENDMENT TO
SENIOR SUBORDINATED NOTE PURCHASE AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO SENIOR SUBORDINATED NOTE PURCHASE AND SECURITY AGREEMENT dated as of June 3, 2010 (the “Amendment”) amends the Senior Subordinated Note Purchase and Security Agreement dated as of November 6, 2009 (as the same may be amended from time to time, the “Original Agreement”), by and among Mill Road Capital, L.P., a Delaware limited partnership (the “Holder”), Physicians Formula, Inc., a New York corporation (the “Borrower”), Physicians Formula Holdings, Inc., a Delaware corporation (“Holdings”) and the Guarantors party to the Original Agreement.

WHEREAS, the Holder, the Borrower, Holdings and the Guarantors desire to amend the Original Agreement to change the duration and terms of the Holder’s right to nominate one individual to serve as a member of the Board of Directors of Holdings; and

WHEREAS, the Holder holds Notes representing at least a majority of the aggregate principal amount of the Notes outstanding on the date hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.	Defined Terms

Capitalized terms used herein, unless specified otherwise, shall have the same meanings and/or references as contained in the Original Agreement.

2.	Original Agreement Modifications

(a) Section 7.33(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(a)           As of April 29, 2010 (the “Designee Date”), and for so long as (i) the outstanding principal amount under the Note is no less than $2,000,000 and MRC owns shares of, or securities convertible into, or exercisable for, capital stock of Holdings, or (ii) MRC owns no less than 5% of the issued and outstanding capital stock of Holdings (on a fully diluted basis) and any part of the Note is outstanding, MRC shall have the right to nominate one individual to serve as a member of Holdings’ Board of Directors (“MRC’s Designee”), and Holdings agrees (x) to increase the size of Holdings’ Board of Directors and appoint MRC’s Designee to Holdings’ Board of Directors as of the Designee Date, and (y) to recommend to Holdings’ stockholders that MRC’s Designee be elected to Holdings’ Board of Directors at annual meetings of stockholders occurring after the Designee Date and thereafter for as long as the conditions stated in subsections (i) or (ii) above are met.”

3.	Amendment to Operative Documents; Consistent Changes

References to the “Purchase Agreement” or the “Note Purchase Agreement” in the Operative Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.  Furthermore, the Operative Documents are hereby amended wherever necessary to reflect the changes described herein.

4.	Confirmation of Certain Terms and Other Matters

1. Each of the Borrower, Holdings, the Guarantors and the Holder hereby ratify and confirm all terms and provisions of the Operative Documents and all other documents, instruments, or agreements executed in connection therewith and agree that, except as expressly amended herein, all of such terms and provisions remain in full force and effect.  The Borrower , Holdings, the Guarantors and the Holder hereby confirm and acknowledge that the obligations of the Borrower, Holdings and the Guarantors under the Original Agreement include all obligations and liabilities of the Borrower, Holdings and the Guarantors under the Original Agreement, as amended from time to time including, but not limited to, this Amendment.  Each of the Borrower, Holdings and the Guarantors also confirm and acknowledge that this Amendment and the documents, instruments or agreements executed in connection therewith shall constitute Operative Documents.  Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Operative Document and shall not be deemed to prejudice any right or rights which the Holder may now have or may have in the future under or in connection with any Operative Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5.	Miscellaneous

(a) This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

(b) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any counterpart may be executed by the delivery of a facsimile signature thereon by telecopier or by electronic mail, each of which shall be of the same legal effect, validity and enforceability as an original manually executed signature page.

(c) Each of the Borrower, Holdings and the Guarantors shall, from time to time, at its expense, execute and deliver to the Holder all such other and further instruments, agreements and documents and take or cause to be taken all such other and future action as the Holder shall reasonably request in order to effect and confirm or vest more securely all rights contemplated by this Amendment, the Original Agreement or any Operative Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:
PHYSICIANS FORMULA, INC., a New York Corporation

By:	/s/ Jeffrey Rogers
Name: Jeffrey P. Rogers
Title: President

GUARANTORS:
PHYSICIANS FORMULA HOLDINGS, INC.,
a Delaware Corporation

By:	/s/ Jeffrey Rogers
Name: Jeffrey P. Rogers
Title: President

PHYSICIANS FORMULA COSMETICS, INC.,
a Delaware Corporation

By:	/s/ Jeffrey Rogers
Name: Jeffrey P. Rogers
Title: President

PHYSICIANS FORMULA DRTV, LLC,
a Delaware Limited Liability Company

By:	/s/ Jeffrey Rogers
Name: Jeffrey P. Rogers
Title: President

HOLDER:
MILL ROAD CAPITAL, L.P., a Delaware Limited Partnership

By:	/s/ Charles Goldman
Name: Charles Goldman
Title: Managing Director